Ascendant Tactical Yield Fund

Class A shares ATYAX

Class I shares ATYIX

a series of Northern Lights Fund Trust

Supplement dated June 28, 2019 to the Fund’s

Prospectus and Statement of Additional Information

dated January 28, 2019

__________________________________________

Effective June 28, 2019, United Capital Financial Advisors, LLC (“United”) will no longer serve as the Fund’s investment sub-adviser and James H. Lee will serve as the Fund’s new portfolio manager. All references to United or Sub-Adviser in the Fund’s prospectus and Statement of Additional Information (“SAI”) are hereby deleted. Additionally, the Fund’s Prospectus and SAI are hereby revised as described below.

The section entitled “Fund Summary—Principal Investment Strategy” on page 6 of the Fund’s Prospectus is hereby deleted and replaced with the following:

Principal Investment Strategies: Under normal market conditions, the Fund allocates its assets primarily to mutual funds that invest in different segments of the fixed income market of any maturity including high yield (commonly known as “junk bonds”), U.S. Government and Agency debt securities, foreign government debt securities, investment grade U.S. corporate debt securities, floating rate instruments, municipal bonds, convertible bonds and money market funds (“Underlying Funds”). The Fund may invest in other mutual funds managed by the Fund’s investment adviser. The Fund may also use swaps in order to gain exposure to the returns of certain Underlying Funds.

The Adviser monitors technical market indicator signals, market conditions and the predicted economic environment in determining how to allocate the Fund’s assets. The Adviser selects funds that are top performers in their sector which show relative strength with projected continued performance. The Adviser also considers an Underlying Fund’s portfolio liquidity, line(s) of credit, trading limitations, asset size and adherence to the fund’s investment objective when selecting funds for investment.

The Fund may invest in “short” or “inverse” mutual funds to hedge other portfolio exposures. Such short or inverse mutual funds are designed to rise in price when stock prices are falling but may limit the Fund’s participation in overall market-wide gains.

In seeking to fulfill the Fund’s investment objective, the Adviser may engage in frequent trading of the Fund’s portfolio securities.

The section entitled “Fund Summary—Portfolio Manager” on page 9 of the Fund’s Prospectus is hereby deleted and replaced with the following:

Portfolio Manager: James H. Lee, President of the Adviser, has served the Fund as its Portfolio Manager since July 2019.

The section entitled “Additional Information About Principal Investment Strategies and Related Risks—Principal Investment Strategies – Ascendant Tactical Yield Fund” on page 11 of the Fund’s Prospectus is hereby deleted and replaced with the following:

1

Under normal market conditions, the Fund allocates its assets to mutual funds that invest primarily in different segments of the fixed income market of any maturity including high yield (or “junk bonds”), U.S. Government and Agency debt securities, foreign government debt securities, investment grade U.S. corporate debt securities, floating rate instruments, municipal bonds, convertible bonds and money market funds (“Underlying Funds”). The Fund may also use swaps in order to gain exposure to the returns of certain Underlying Funds.

The Fund will typically hold as many as fifteen different bond mutual funds and/or money market funds. Mutual funds are utilized because they offer low trading costs, liquidity, diversification, research, and professional management. Fund selection is based primarily upon technical analysis with special emphasis on projected near-term performance. Fundamental research, relative alpha/beta based fund analysis, and statistical analysis are also part of the process as is analysis of each fund’s holdings.

The first paragraph of the section entitled “Management—Adviser Portfolio Manager and Sub-Adviser Portfolio Manager” on page 16 of the Fund’s Prospectus is hereby deleted and replaced with the following:

Adviser Portfolio Manager: James H. Lee is primarily responsible for the day-to-day management of the Ascendant Deep Value Bond Fund, and has served the Fund as Portfolio Manager since April 2014. Mr. Lee is also primarily responsible for the day-to-day management of the Ascendant Tactical Yield Fund, and has served the Fund as Portfolio Manager since July 2019. Mr. Lee has served on the Adviser’s Investment Committee since the Funds commenced operations in October 2011.

James H. Lee

James H. Lee has served as the President of Ascendant Advisors Group, LLC since 2009 and serves on the Investment Committee since its inception. He is a Member, Investment Committee Member, Founder and Former President of Momentum Securities, LLC (1999-2003); and was E&Y Entrepreneur of the Year 2001. Former Chairman of the Board of Trustees, Teacher Retirement System of Texas from 2006 to 2009 and Former Trustee, Texas Growth Fund (2008-2009) and worked in The First Boston Corporation M&A Group in the early 1990s. Mr. Lee attended the University of Texas at Austin (MBA), University of Texas at Austin (BBA, Finance), and London Business School (Executive Hedge Fund Program).

Mr. Lee is supported by the adviser’s Investment Committee and other senior personnel. Information about these other personnel is presented below.

J. Philip Ferguson, Non-Executive Chairman of the Investment Committee. Former Chief Investment Officer of Invesco/AIM, where he oversaw more than $100 Billion of equity and fixed income assets and an investment staff of 90 professionals. Currently Vice Chairman of the University of Texas Investment Management Company (UTIMCO). University of Texas Law School (JD), Texas Christian University (BBA) and City of London College (International and Comparative Law).

Katherine Ensor, PhD, Consultant, Quantitative Research. Currently Chair of Department of Statistics at Rice University and Founder and Director of the Center for Computational Finance and Economic Systems (CoFES) at Rice University. Texas A&M University (PhD Statistics) and Arkansas State University (BSE Mathematics).

Cullen Rogers – Senior Portfolio Analyst and Member of the Investment Committee. Prior to affiliating with Ascendant Advisors, Mr. Rogers served as a senior analyst at Salient Partners, L.P. He has been associated with Ascendant Advisors for approximately 7 years. Mr. Rogers has a BBA from the University of Texas.

2

James Walker, Member, Investment Committee. From 1990 to 2011, Mr. Walker served as a Portfolio Manager with Ascendant Advisors, LLC. Southern Methodist University (MBA), Rice University (BA, Physics).

Paul Wigdor, Managing Director, Ascendant Funds. Former President, Superfund USA, Managing Director, Pershing LLC and Associate Director, Bear, Stearns & Co. SEC Honors Program, US Securities and Exchange Commission. Brandeis University (BA) and Fordham University School of Law (JD).

The introduction and first paragraph in the section entitled “Fund Summary—Principal Investment Strategies” on page 2, and the introduction and first paragraph in the section entitled “Additional Information about Principal Investment Strategies and Related Risks – Principal Investment Strategies” on page 5 of the Fund’s Prospectus are hereby deleted and replaced with the following:

The Fund’s adviser seeks to achieve the Fund’s investment objective primarily through two complementary strategies:

•	investing in foreign currency-linked securities, and/or derivatives, and
•	investing in investment grade fixed-income securities and/or derivatives.

These two complementary primary strategies are intended to generate returns from interest income on fixed income securities and capital appreciation from currency-linked securities. The Fund defines “investment grade” fixed income securities as those rated Baa3 or higher by Moody’s Investors Service or BBB- or higher by Standard and Poor’s Ratings Group, or if unrated, determined by the adviser of similar quality. Fixed income securities include bills, notes, bonds, debentures and other evidences of indebtedness issued by domestic or foreign corporations, governments and their agencies or instrumentalities; and exchange-traded funds (“ETFs”) and mutual funds that each invest primarily in investment grade fixed income securities. On average, the fixed income portion of the Fund’s portfolio will have an average maturity of 5 years or less, although the Fund will invest in individual securities of any maturity. The Fund also will invest in foreign currency-linked securities and/or funds, or foreign currency derivatives. These investments are based on a proprietary foreign exchange model developed by P/E Investments (the “FX Model”). The Fund expects to provide returns that approximate the returns of private funds using the FX Model.

The first paragraph and accompanying chart in the section entitled “Portfolio Managers” on page 45 of the Fund’s SAI is hereby deleted and replaced with the following:

The following table lists the number and types of accounts managed by the Portfolio Managers, in addition to those of the Funds, and assets under management in those accounts as of September 30, 2018:

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
James H. Lee	2	$45.6	0	0	67	$56.3million

3

Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
James H. Lee	0	0	0	0	0	0

The first paragraph and accompanying chart in the section entitled “Portfolio Managers – Ownership” on page 46 of the Fund’s SAI is hereby deleted and replaced with the following:

The following table shows the dollar range of equity securities beneficially owned by the portfolio manager in each Fund as of September 30, 2018.

James H. Lee

Name of Fund	Dollar Range of Equity Securities in the Fund
Ascendant Deep Value Bond Fund	$100,001-500,000
Ascendant Tactical Yield Fund	$0

_________________________

This Supplement and the Fund’s existing Prospectus and SAI dated January 28, 2019 provides relevant information for all shareholders and should be retained for future reference. The Fund’s Prospectus and SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-855-527-2363.